Select Ten Portfolio	Series 005 [ 12/4/2000 - Current Offering ] | cusip: 29471T394
Fund Overview
As of December 15, 2000
Closing NAV: 1.00233	Previous Close: 1.01420	Change: -0.01187	% Change: -1.17038%

The Objective:
The Portfolio seeks total return through a combination of capital appreciation and current dividend income, by investing for about one year in approximately equal values of the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA) at the time the Portfolio initially was offered.

The Strategy:

The Portfolio looks for potential values through a contrarian investing approach — buying stocks of established companies whose stock prices show the highest yields, indicating that their prices may be depressed.

The Select Ten Portfolio employs a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Offered By: This portfolio is offered by Merrill Lynch (DOW005), Salomon Smith Barney (DOW005), Morgan Stanley Dean Witter (MDOW005); Special Dealer - PaineWebber (DOW005).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Monday, December 18, 2000
Security	Symbol	Price	% of Portfolio
J. P. Morgan & Company, Inc.	JPM	166.63	11.00
Minnesota Mining & Manufacturing Company	MMM	114.63	10.91
Philip Morris Companies, Inc.	MO	41.31	10.52
Du Pont (E.I) De Nemours & Company	DD	45.50	10.06
International Paper Company	IP	37.81	9.98
AT & T Corporation	T	20.31	9.79
General Motors Corporation	GM	52.13	9.76
Caterpillar, Inc.	CAT	42.31	9.74
Exxon Mobil Corporation	XOM	86.38	9.28
Eastman Kodak Company	EK	38.44	8.97

Selection Methodology:

We select the ten highest dividend-yielding stocks from the Dow Jones Industrial Average (DJIA). The financial strength of these companies makes it likely that they can rebound from current price under-valuation.

Past Performance of Prior Series
Performance From Inception Through September 30, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series B	5/17/91	159.09%	10.68%	6/7/99 - 7/7/00	-22.38%
Series A	1/3/92	138.29%	10.44%	2/4/99 - 3/10/00	-15.59%
Series C	9/1/92	161.05%	12.60%	9/28/98 - 10/29/99	11.44%
Series 3	7/22/96	39.19%	8.20%	8/9/99 - 9/8/00	-9.16%
Series 5	11/1/96	27.88%	6.48%	11/16/98 - 12/17/99	2.36%
Series J	1/2/97	15.64%	3.96%	1/11/99 - 2/11/00	-18.07%
Series 1	2/25/97	4.21%	1.15%	3/8/99 - 4/7/00	-6.03%
Series 2	4/28/97	8.02%	2.28%	5/10/99 - 6/9/00	-19.83%
Series 4	9/3/97	1.12%	0.36%	9/8/98 - 10/15/99	8.75%

Past performance is no guarantee of futures results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Return figures represent changes in unit price plus reinvestment of income and principal distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "Performance Since Inception" Returns differ from "Most Recently Completed Portfolio" Return because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges(Including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.174% of net assets)	$1.72

Estimated Organization Costs	$0.92

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?

Yes, if you seek dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that unit prices will not decline or that this Portfolio will outperform the DJIA.

These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

The Portfolio does not reflect research opinions or any buy or sell recommendations of any of the Sponsors.

Stocks are chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Four (4) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this medium, brochure or prospectus relating to the Portfolio.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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